WAFERGEN, INC.

THIRD AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

THIS THIRD AMENDMENT (the “Amendment”), is made as of May 14, 2007 by and between WaferGen, Inc., a Delaware corporation (the “Company”), and Alnoor Shivji (the “Purchaser”), to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of January 30, 2007 by and between the Company and the Purchaser. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

RECITALS

WHEREAS, the Purchase Agreement provides for the issuance and sale of certain notes and warrants by the Company to the Purchaser; and

WHEREAS, the parties now wish to further amend the Purchase Agreement to increase the aggregate principal amount that may borrowed by the Company under the Agreement from $650,000 to $750,000.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree as follows:

1.  AMENDMENT.

A. Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“1.1 The Loan. Subject to the terms of this Agreement, the Purchaser agrees to purchase from the Company and the Company agrees to sell and issue to the Purchaser the promissory notes, the aggregate principal amount of which should not be in excess of seven hundred fifty thousand dollars (US$750,000) (the “Loan Amount” or the “Loan”), in the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”).”

B. The following sentence will be added after the last sentence of Section 1.2 of the Purchase Agreement:

Notwithstanding any other provision in this Agreement to the contrary, the Company will not issue to the Purchaser and the Purchaser is not entitled to any Warrant for any Note issued on or after May 14, 2007.

2.      FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all terms, conditions and provisions of the Agreement shall remain in full force and effect. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

3.      COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by any party hereto and delivered by such party by facsimile or other electronic transmission, and such execution and delivery shall be considered valid, binding and effective for all purposes.

4.      ENTIRE AGREEMENT. Each Note and this Amendment constitute the entire agreement among each party hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous representations, discussions, proposals, negotiations, conditions and agreements, whether oral or written, and all communications between the parties relating to the subject matter of each Note and this Amendment.

5.      GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of California, without giving effect to the conflicts or choice of law provisions thereof.

[Signature page follows]

In Witness Whereof, the parties have executed this Third Amendment to Note and Warrant Purchase Agreement as of the date first written above.

COMPANY:

WAFERGEN, INC.

By: /s/ Amjad Huda
Print Name:
Title: CFO
Address: 46571 Fremont Blvd., Fremont, CA 94538

Telephone:
Facsimile: ________________________________
E-mail:

PURCHASER:

ALNOOR SHIVJI

/s/ Alnoor Shivji

Address: ________________________________
Telephone:_______________________________
Facsimile:________________________________
E-mail:__________________________________

[Signature Page for the Third Amendment to Note and Warrant Purchase Agreement]